Exhibit 10.9.1.4

AMENDMENT NO. 3 TO SALE AND SERVICING AGREEMENT

This AMENDMENT NO. 3 TO SALE AND SERVICING AGREEMENT, dated as of November 29, 2006, (this “Amendment”) is entered into in connection with that certain Sale and Servicing Agreement, dated as of November 30, 2005 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Sale and Servicing Agreement”), by and among NewStar Credit Opportunities Funding I Ltd., as the seller (in such capacity, the “Seller”), NewStar Credit Opportunities Fund, Ltd., as the fund (in such capacity, the “Fund”), NewStar Financial, Inc., as the collateral manager (in such capacity, the “Collateral Manager”), each of the conduit purchasers and purchaser agents from time to time party thereto, IXIS Financial Products Inc., as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline purchaser, Wachovia Capital Markets, LLC, as the documentation agent (in such capacity, the “Documentation Agent”), U.S. Bank National Association, as the collateral administrator and as the collateral custodian, and Lyon Financial Services, Inc. d/b/a U.S. Bank Portfolio Services, as the backup collateral manager. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Sale and Servicing Agreement.

R E C I T A L S

WHEREAS, the parties hereto, previously entered into the Sale and Servicing Agreement and certain other Transaction Documents (as defined in the Sale and Servicing Agreement);

WHEREAS, in accordance with Section 13.1 and 2.1 of the Sale and Servicing Agreement, the parties hereto desire to amend the Sale and Servicing Agreement to extend the Termination Date of the facility for an additional period of 364 days;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT.

1. The definition, “Termination Date” in Section 1.1 of the Sale and Servicing Agreement is hereby amended by:

(i) amending and restating clause (c) thereof in its entirety as follows: “(c) November 28, 2007 or such later date as such date may be extended pursuant to and in accordance with Section 2.1(d)”; and

(ii) amending and restating clause (f) thereof in its entirety as follows: “(f) the Facility Termination Date and”.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Sale and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Sale and Servicing Agreement, and corresponding references thereto or therein such as “hereof,” “herein,” or words of similar effect referring to the Sale and Servicing Agreement shall be deemed to mean the Sale and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Sale and Servicing Agreement, but shall constitute an amendment thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Sale and Servicing Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Seller, the Fund and the Collateral Manager represents and warrants as of the date of this Amendment as follows:

(i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by- laws, or other organizational documents, or (B) any Applicable Law;

(iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv) this Amendment has been duly executed and delivered by it;

(v) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi) it is not in default under the Sale and Servicing Agreement; and

(vii) there is no Termination Event, Unmatured Termination Event, or Collateral Manager Default.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon the delivery of executed signature pages of this Amendment by all parties hereto to the Documentation Agent:

SECTION 5. MISCELLANEOUS.

(a) Without in any way limiting any other obligation hereunder or under the Transaction Documents, the Seller agrees to provide, from time to time, any additional documentation and to execute additional acknowledgements, amendments, instruments or other agreements as may be requested and reasonably required by any of the parties to the Transaction Documents to effectuate the foregoing.

(b) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(c) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(d) This Amendment may not be amended or otherwise modified except as provided in the Sale and Servicing Agreement.

(e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g) This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NEWSTAR CREDIT OPPORTUNITIES FUNDING I LTD, as Seller

By:	NewStar Financial, Inc., its Manager

By:
Name:
Title:

NEWSTAR CREDIT OPPORTUNITIES FUND, LTD, as the Fund

By:	NewStar Financial, Inc., its Manager

By:
Name:
Title:

NEWSTAR FINANCIAL, INC., as Collateral Manager

By:
Name:
Title:

SIGNATURES CONTINUED ON FOLLOWING PAGE

3rd Amendment to Sale & Servicing Agreement

VARIABLE FUNDING CAPITAL COMPANY LLC, as a Purchaser

By:	Wachovia Capital Markets, LLC, as attorney-in-fact

By:
Name:
Title:

WACHOVIA CAPITAL MARKETS, LLC, as the Documentation Agent and as the VFCC Agent

By:
Name:
Title:

SIGNATURES CONTINUED ON FOLLOWING PAGE

3rd Amendment to Sale & Servicing Agreement

MMP-5 FUNDING, LLC, as a Purchaser

By:
Name:
Title:

IXIS FINANCIAL PRODUCTS INC., as the Administrative Agent, Swingline Purchaser and the Purchaser Agent for MMP-5

By:
Name:
Title:

By:
Name:
Title:

SIGNATURES CONTINUED ON FOLLOWING PAGE

3rd Amendment to Sale & Servicing Agreement

FAIRWAY FINANCE COMPANY, LLC, as a Purchaser

By:
Name:
Title:

BMO CAPITAL MARKETS CORP., as the Fairway Agent

By:
Name:
Title:

SIGNATURES CONTINUED ON FOLLOWING PAGE

3rd Amendment to Sale & Servicing Agreement

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Administrator and Collateral Custodian

By:
Name:
Title:

LYON FINANCIAL SERVICES, INC. d/b/a U.S. Bank Portfolio Services, not in its individual capacity but solely as Backup Collateral Manager

By:
Name:
Title:

3rd Amendment to Sale & Servicing Agreement